                                                               EXHIBIT 24

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, each of the undersigned is a Director of the Company;

     NOW THEREFORE, each of the undersigned constitutes and appoints MICHAEL
P. GLINSKY, JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 13th day of March 1998.


/s/ ROBERT S. CRANDALL                   /s/ ALLEN F. JACOBSON
----------------------------            ----------------------------
    Robert L. Crandall                       Allen F. Jacobson


/s/ GRANT A. DOVE                        /s/ CHARLES M. LILLIS
----------------------------            ----------------------------
    Grant A. Dove                            Charles M. Lillis


/s/ ALLAN D. GILMOUR                     /s/ RICHARD D. MCCORMICK
---------------------------             ---------------------------
    Allan D. Gilmour                         Richard D. McCormick


/s/ PIERSON M. GRIEVE                    /s/ MARILYN CARLSON NELSON
---------------------------             ---------------------------
    Pierson M. Grieve                        Marilyn Carlson Nelson


/s/ GEORGE J. HARAD                       /s/ FRANK POPOFF
---------------------------              ---------------------------
    George J. Harad                           Frank Popoff

/s/ CHARLES P. RUSS III                  /s/ SOLOMON D. TRUJILLO
---------------------------             ---------------------------
    Charles P. Russ III                      Solomon D. Trujillo


/s/ LOUIS A. SIMPSON                     /s/  JERRY O. WILLIAMS
---------------------------             ---------------------------
    Louis A. Simpson                          Jerry O. Williams


/s/ JOHN "JACK" SLEVIN
---------------------------
    John  Jack  Slevin

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1997 and

     WHEREAS, the undersigned is an officer or Director, or both, of the Company and holds the office, or offices, in the Company as indicated below his name;

     NOW THEREFORE, the undersigned hereby constitutes and appoints MICHAEL
P. GLINSKY, JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.

                              /s/  RICHARD D. MCCORMICK
                             ---------------------------
                              Richard D. McCormick
                              Chairman of the Board, Chief
                              Executive Officer and President

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1997 and

     WHEREAS, the undersigned is an officer or Director, or both, of the Company and holds the office, or offices, in the Company as indicated below his name;

     NOW THEREFORE, the undersigned hereby constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.

                              /s/  MICHAEL P. GLINSKY
                             ---------------------------
                              Michael P. Glinsky
                              Executive Vice President and
                              Chief Financial Officer